Administrative Office: 6400 C. Street S.W. Cedar Rapids, IA 52499

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-0506

Re:    Separate Account VA AA

     File No. 811-22113, CIK: 0001402306

     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA AA, a unit investment trust registered under the Act, recently mailed to its contract owners the Semi-Annual report of the underlying funds of the following underlying management investment companies:

•    Transamerica Series Trust (CIK: 0000778207).

•    AllianceBernstein Variable Products Series Fund, Inc. (CIK: 0000825316).

•    Fidelity Variable Insurance Products Fund (CIK: 0000356494, 0000831016 and 0000927384).

•    ProFunds, (CIK: 001039803).

•    Access One Trust, (CIK: 0001301123).

•    Franklin Templeton Variable Insurance Products Trust (CIK: 0000837274).

This filing constitutes the filing of those reports as required by rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi-Annual report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brian G. Stallworth

Brian G. Stallworth

Assistant Secretary

Transamerica Life Insurance Company